UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 28, 2017

AIR METHODS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-16079	84-0915893
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification Number)

7301 South Peoria, Englewood, Colorado	80112
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 792-7400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

On February 28, 2017, Air Methods Corporation (the “Company") announced financial results for the quarter and year ended December 31, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Current Report. The information contained in this report, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall information be deemed incorporated by reference in any registration statement, proxy statement, or other report filed under the Securities Act of 1933 or the Securities Exchange Act of 1934, unless the Company specifically incorporates that information into those documents by reference. The Company also posted an updated earnings presentation on its website (www.airmethods.com) and has attached the presentation to this Current Report as Exhibit 99.2.

ITEM 7.01. Regulation FD Disclosure

The Company posted an updated earnings presentation on its website (www.airmethods.com) and has attached the presentation to this Current Report as Exhibit 99.2.

ITEM 8.01. Other Events

On February 28, 2017, Air Methods Corporation (the “Company") announced financial results for the quarter and year ended December 31, 2016. A copy of the press release is furnished as Exhibit 99.1 to this Current Report.

ITEM 9.01. Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release dated February 28, 2017
99.2	Earnings Presentation, 4th quarter 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AIR METHODS CORPORATION

Date: February 28, 2017	By	/s/ Peter P. Csapo
Peter P. Csapo, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 28, 2017
99.2	Earnings Presentation, 4th quarter 2016